UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 27, 2016

Date of Report (Date of earliest event reported)

Commission File No. 1-34795

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in its charter)

OREGON	93-0786033
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

8005 S.W. BOECKMAN ROAD

WILSONVILLE, OR 97070-7777

(Address of principal executive offices, zip code)

(503) 685-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 22, 2016, Mentor Graphics Corporation, an Oregon corporation (the “Company”) received notice from the U.S. Federal Trade Commission that it had granted early termination, effective immediately, of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) for the pending acquisition of the Company by Siemens Industry, Inc., a Delaware corporation (“Parent”) pursuant to the Agreement and Plan of Merger, dated November 12, 2016, among the Company, Parent, and Meadowlark Subsidiary Corporation, an Oregon corporation and a wholly-owned subsidiary of Parent (the “Merger”).

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger, which remains subject to other customary closing conditions, including the adoption of the Merger Agreement by requisite vote of the Company’s stockholders and other regulatory approvals.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Mentor Graphics Corporation, Investor Relations, 8005 SW Boeckman Rd., Wilsonville, OR 97070, 1-503-685-1462.

Participants in Solicitation

The Company and its directors, executive officers and certain employees may be deemed, and Siemens Industry, Inc. and its managing board, officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc. With respect to Siemens Industry, Inc. and its managing board, officers and employees, certain additional information is available and has been prepared in accordance with the German Commercial Code. Information concerning the ownership of the Company’s securities by the Company’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information regarding the names, affiliations and interests of such individuals is available in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016 and its definitive proxy statement for the 2016 annual meeting of shareholders filed with the SEC on May 18, 2016. Information regarding the Company’s directors, executive officers and certain other employees who may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc., including their respective interests by security holdings or otherwise, also will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents will be available free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com.

Forward Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of the Company by Siemens Industry, Inc., the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company that are not historical facts are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the approval of the Company’s shareholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, and (4) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally. Additional risks relating to the Company and its business are described under Item 1A, “Risk Factors,” in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and its Quarterly Reports on Form 10-Q for the periods ended April 30, 2016, July 31, 2016 and October 31, 2016. Given these risks and uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication and the Company disclaims any obligation to update any such forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION
(Registrant)

Date: December 27, 2016	By:	/s/ Dean Freed
Dean Freed
Vice President and General Counsel